SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

              Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.  )

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     14a-6(e)(2))

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[ ]  Soliciting Material Pursuant to [section mark] 240.14a-12

                           VERTICA SOFTWARE, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           VERTICA SOFTWARE, INC.

                                 ----------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD DECEMBER 15, 2000

                                 ----------

To the Stockholders of
VERTICA SOFTWARE, INC.:

    The annual meeting of stockholders of Vertica Software, Inc. will be held at 10:00 a.m., local time, on December 15, 2000, at the Company's offices, Vertica Software, Inc., 5801 Christie Avenue, Suite 390,
Emeryville, California 94608.

    At the annual meeting, the stockholders will act on the following matters:

    1. The election of three directors, to serve until the 2001 annual meeting and until their successors are elected;

    2. The election of Randolph Scott & Company as independent public accountants for the Company for 2000;

    3. The approval and adoption of the Vertica Software, Inc. 2000 Equity Incentive Plan;

    4. The approval of the amendment to the Company's Articles of Incorporation, pursuant to which the Company's name will be changed from "Vertica Software, Inc." to "Hazweb, Inc."

    5. The transaction of any other business that is properly raised at the meeting.

    All stockholders of record as of the close of business on November 16, 2000 are entitled to vote at the annual meeting.

    The Company's Registration Statement on Form 10-SB, as amended and filed with the Securities and Exchange Commission on March 20, 2000, which is not part of the proxy soliciting material, is enclosed.

    It is important that your shares be represented and voted at the annual meeting. Please complete, sign and return the enclosed proxy card in the envelope provided whether or not you expect to attend the annual meeting in person.

                                    By Order of the Board of Directors,

                                    Hans Nehme,
                                    President and Chief Executive Officer

November 23, 2000
Marietta, Pennsylvania

                            TABLE OF CONTENTS
                                                                       Page

ABOUT THE ANNUAL MEETING .............................................   1

    What is the purpose of the annual meeting? .......................   1
    Who is entitled to vote at the meeting? ..........................   1
    What constitutes a quorum? .......................................   1
    What are the voting rights of the stockholders? ..................   1
    Who can attend the meeting? ......................................   2
    How do I vote? ...................................................   2
    Can I change my vote after I return my proxy card? ...............   2
    What are the Board's recommendations? ............................   2
    What vote is required to approve each item? ......................   2
    Who will pay the costs of soliciting proxies
       on behalf of the Board of Directors? ..........................   3

STOCK OWNERSHIP ......................................................   3

    Who are the largest owners of the Company's stock? ...............   3
    How much stock do the Company's directors and
       executive officers own? .......................................   4
    Section 16(a) Beneficial Ownership Reporting Compliance ..........   5

ITEM 1 - ELECTION OF DIRECTORS .......................................   5

    Director Nominees Standing for Election ..........................   5
    The Board of Directors ...........................................   6
    Compensation of Directors ........................................   6
    Executive Compensation ...........................................   6
    Summary Compensation Table .......................................   6

ITEM 2 - ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS ..................   7

ITEM 3 - APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN ..................   7

ITEM 4 - APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCOPORATION
         TO CHANGE THE COMPANY'S NAME FROM "VERTICA SOFTWARE, INC." TO
         "HAZWEB, INC." ..............................................  14

STOCKHOLDER PROPOSALS ................................................  15

OTHER MATTERS ........................................................  15

                          VERTICA SOFTWARE, INC.
                          ----------------------

                                ----------

                             PROXY STATEMENT

                                ----------

    This proxy statement contains information relating to the annual meeting of stockholders of Vertica Software, Inc. to be held on Friday, December 15, 2000, beginning at 10:00 a.m., at the offices of the Company, 5801 Christie Avenue, Suite 390, Emeryville, California 94608, and at any postponement, adjournment or continuation of the meeting. This proxy statement and accompanying proxy are first being mailed to stockholders on November 23, 2000.

                         ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

    At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the election of the Company's independent public accountants, the approval of the 2000 Equity Incentive Plan and the approval of an amendment to the Company's Articles of Incorporation to change the Company's name from "Vertica Software, Inc." to "Hazweb, Inc."

WHO IS ENTITLED TO VOTE AT THE MEETING?

    Only stockholders of record at the close of business on the record date, November 16, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement, adjournment or continuation of the meeting.

WHAT CONSTITUTES A QUORUM?

    The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 13,119,941 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

WHAT ARE THE VOTING RIGHTS OF THE STOCKHOLDERS?

    Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

    All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

    Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

HOW DO I VOTE?

    If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

    Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend the meeting in person and request that your proxy be revoked, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

    Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

    o for election of the nominated Hans Nehme, Nalini Rajender Frush and William F. Mason as directors (see page 5);

    o for election of Randolph Scott & Company as the Company's independent public accountants for 2000 (see page 7);

    o for approval and adoption of the 2000 Equity Incentive plan (see page 14); and

    o for approval of an amendment to the Company's Articles of Incorporation changing the Company's name from "Vertica Software, Inc." to "Hazweb, Inc." (see page 15).

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

    ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of the directors. A properly executed proxy marked "WITHHOLD

AUTHORITY" with respect to the election of the directors will not be voted with respect to the directors indicated, although it will be counted for purposes of determining whether there is a quorum.

    ITEMS 2 AND 3. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote will be required for approval of the election of independent public accountants and the 2000 Equity Incentive Plan. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the effect of a negative vote.

    If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

    ITEM 4. The affirmative vote of the holders of a majority of the shares issued and outstanding will be required for approval of the amendment to the Company's Articles of Incorporation to change the Company's name from "Vertica Software, Inc." to "Hazweb, Inc." An abstention and a "broker non-vote" will have the effect of a negative vote.

WHO WILL PAY THE COSTS OF SOLICITING PROXIES ON BEHALF
OF THE BOARD OF DIRECTORS?

    The cost of soliciting proxies on behalf of the Board of Directors will be paid by the Company, including expenses of preparing and mailing this proxy statement. This solicitation will be made by mail and may also be made in person or by telephone or telegram by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request, will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

                             STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

    The following table sets forth the amount and percentage of the Company's outstanding common stock beneficially owned by each person who is known by the Company to beneficially own more than 5% of its outstanding common stock. All information is as of November 16, 2000 unless otherwise noted.

                               SHARES              PERCENT OF
 NAME OF INDIVIDUAL         BENEFICIALLY           OUTSTANDING
OR IDENTITY OF GROUP           OWNED               COMMON STOCK
--------------------        ------------           ------------
5% HOLDERS:
HANS NEHME                  10,271,000(1)              85.1%
SUSAN N. HASTINGS           10,271,000(1)              85.1%

    (1) Includes 9,680,000 shares owned of record by Mr. Nehme and 591,000 shares owned of record by Ms. Hastings. Mr. Nehme and Ms. Hastings are husband and wife.

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

    The following table sets forth as of November 16, 2000 the amount and percentage of the Company's outstanding common stock beneficially owned by each director and nominee for director, each executive officer named in the Summary Compensation Table and all executive officers and directors of the Company as a group.

                               SHARES              PERCENT OF
 NAME OF INDIVIDUAL         BENEFICIALLY           OUTSTANDING
OR IDENTITY OF GROUP          OWNED(1)           COMMON STOCK(2)
--------------------        ------------         ---------------

DIRECTORS:
  Hans Nehme .............. 10,271,000                 85.1%
  Susan N. Hastings ....... 10,271,000                 85.1%
  Jack C. Leutwyler .......    -0-                      -0-

EXECUTIVE OFFICERS (3):
  Hans Nehme .............. 10,271,000                 85.1%
  Erick K. F. Ahrens ......      1,990
  Nalini Rajender Frush ...    -0-                      -0-
---------------------
  All directors and
    executive officers
    as a group (5 persons). 10,272,990                 85.1%

-------------------

(1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part, with the person's spouse, or individually by his or her spouse.

(2) Less than 1% unless otherwise indicated.

(3) Excludes Executive Officers listed under "Directors."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the officers and directors of the Company, as well as persons who own more than 10% of a class of equity securities of the Company, file reports of their ownership of the Company's securities, as well as monthly statements of changes in such ownership, with the Company, the Securities and Exchange Commission and the Nasdaq Stock Market. Based upon written representations received by the Company from its officers, directors and more than 10% stockholders, and the Company's review of the monthly statements of ownership changes filed with the Company by its officers, directors and more than 10% stockholders during 1999, the Company believes that all such filings required during 1999 were made on a timely basis.

                      ITEM 1 - ELECTION OF DIRECTORS

    The Company's Board of Directors currently consists of three members. The directors are elected for a one-year term and until his or her successor has been duly elected.

    Three directors, Hans Nehme, Nalini Rajender Frush and William F. Mason, are to be elected at the annual meeting. Unless otherwise instructed, the proxies solicited by the Board of Directors will be voted for the election of the nominees named below. Mr. Nehme is currently a director of the Company. Two current directors of the Company, Jack C. Leutwyler and Susan N. Hastings, are not standing for re-election and their terms will end when the new directors are elected. If the nominees become unavailable for any reason, it is intended that the proxies will be voted for substitute nominees designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office until the expiration of the term of the class of directors in which the vacancy exists.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW.

 DIRECTOR NOMINEES STANDING FOR ELECTION
                                       DIRECTOR      YEAR TERM
NAME                          AGE       SINCE       WILL EXPIRE*
----                          ---      --------     ------------
Hans Nehme .................  37         1997          2001
Nalini Rajender Frush ......  49         N/A           2001
William F. Mason ...........  53         N/A           2001

----------
*If elected at the annual meeting

    Mr. Nehme has served as the Company's President and Chief Executive Officer and a director since December 1998. Mr. Nehme served in similar capacities with Vertica California from December 1995 to December 1998. From December 1994 to December 1995, Mr. Nehme served as the President of InterLink Trade Management, a consulting and export firm specializing in computer hardware and peripherals, and from July 1995 to December 1995 he was Chairman of Knowledge Direct, Inc., a company that produced training software products.

    Ms. Frush served, from 1992 to 2000, as President of Compliance & Closure, Inc., a company that provides environmental consulting services to the public and private sectors including, regulatory compliance assistance as well as soil and groundwater investigation services. Prior thereto, she was employed by Environmental Counsel where she provided private industry clients with interpretation and implementation of regulatory requirements, developed and drafted environmental impact reports and statements and negotiated with regulatory agencies.

    Mr. Mason has been President of WF Mason & Associates since 1988, a consulting firm specializing in industrial and agricultural chemical industries. Prior thereto, he was President and Chief Executive Officer of Boliden Intertrade, Inc.

                          THE BOARD OF DIRECTORS

    The Board of Directors met one time in 1999.

                        COMPENSATION OF DIRECTORS

    Hans Nehme receives compensation as an executive officer of the Company, as described below, and does not receive any additional compensation for service as a director. No other current directors of the Company receive compensation for his or her service as a director.

                          EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company during the year ended December 31, 1999 for services rendered in all capacities to the chief executive officer of the Company. No other executive officer received compensation in excess of $100,000 in 1999.

                        SUMMARY COMPENSATION TABLE


                                  ANNUAL COMPENSATION(1)
                       -----------------------------------------------
                                                            OTHER
    NAME AND                                                ANNUAL
PRINCIPAL POSITION     YEAR    SALARY($)    BONUS($)   COMPENSATION($)
------------------     ----    ---------    --------   ---------------
Hans Nehme,
  President and Chief  1999    $112,800       -0-            -0-
  Executive Officer

           ITEM 2 - ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of Randolph Scott & Company as the Company's independent public accountants for 2000. The Company has been advised by Randolph Scott & Company that none of its members has any financial interest in the Company. Election of Randolph Scott & Company will require the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or represented by proxy at the annual meeting.

    A representative of Randolph Scott & Company will attend the annual meeting, will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions presented by stockholders at the annual meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF RANDOLPH SCOTT & COMPANY AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2000.

           ITEM 3 - APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN

    At the Annual Meeting, the stockholders will be asked to consider and vote upon the

2000 Equity Incentive Plan (the "Plan"). The Board of Directors adopted the Plan on October 2, 2000, subject to stockholder approval at the Annual Meeting, to provide for grants of stock options, restricted stock awards and stock bonus awards. The total number of shares for which grants may be made is 3,000,000 shares.

    The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present or potential contributions are important to the success of the Company.

     The Plan permits the granting of options, including options intended to qualify as incentive stock options under the Code ("Incentive Stock Options") and options not intended to so qualify ("Non-Qualified Options"), Restricted Stock Awards and Stock Bonus Awards (collectively, "Awards") to those directors, officers, employees, advisors and consultants of the Company in accordance with the Plan's purposes. Nothing contained in the Plan affects the right of the Company to terminate the employment of any employee or the services of any director, consultant or advisor.

    The number of persons who are eligible to participate in the Plan is approximately 16.

    The following table sets forth the proposed grants of stock options to be approved by the Board of Directors of the Company. The exercise price of all such options will be the fair market value on the date of grant.

            VERTICA SOFTWARE, INC. 2000 EQUITY INCENTIVE PLAN

    NAME AND POSITION                                NUMBER OF SHARES
    -----------------                                ----------------
    Executive Group                                       160,000

    On November 16, 2000, the closing price of the Company's Common Stock as reported on the OTC Bulletin Board was $_______ per share.

    No Awards may be granted under the Plan after October 2, 2010. If an option expires or is terminated for any reason without having been fully exercised, the number of shares subject to such option which have not been purchased may again be made subject to an option under the Plan. Appropriate adjustments to outstanding options and Restricted Stock Awards and to the number or kind of shares subject to the Plan are provided for in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions involving the Company, including a merger or a sale of substantially all of the assets of the Company. The maximum number of shares of Common Stock for which options may be granted under the Plan to any officer or employee in any calendar year is 3,000,000 shares.

    The Plan may be administered by the Board of Directors of the Company or a committee of two or more members, each of whom must be a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act or by the entire Board of Directors (such committee or the Board being referred to hereafter in this section of the proxy statement as the "Committee"). The Committee is authorized to (i) construe and interpret the Plan and any agreement or document executed pursuant to the Plan; (ii) prescribe, amend and rescind rules and regulations relating to the Plan; (iii) select persons to receive Awards; (iv) determine the form and terms of Awards; (v) determine the number of shares or other consideration subject to Awards;
(vi) determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company; (vii) grant waivers of Plan or Award conditions; (viii) determine the vesting, exercisability and payment of Awards; (ix) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement or document executed pursuant to the Plan; (x) determine whether an Award has been earned; (xi) accelerate the exercisability of any Award; and (xii) make all other determinations necessary or advisable for the administration of the Plan.

INCENTIVE AND NON-QUALIFIED OPTIONS

    The exercise price of shares subject to options granted under the Plan will be set by the Committee but may not be less than 100%, in the case of Incentive Stock Options, or 85%, in the case of Non-Qualified Options, of the fair market value per share of Common Stock on the date the option is granted as determined by the Committee.

    Options will be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Each agreement will state the period or periods of time within which the option may be exercised. No option that is unexercisable at the time of the optionee's termination of employment may thereafter become exercisable. No option may be exercised after ten years from the date of grant.

    An outstanding Non-Qualified Option that has become exercisable generally terminates one year after the termination of employment due to death or disability and six months after employment termination for any reason other than death or disability. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to disability or death and three months after an employment termination for any other reason; provided, however, that in the event of termination due to disability, other than as defined in Section 22 (e)(3) of the Code, any Incentive Stock Option that remains exercisable after 90 days after the date of termination shall be deemed a Non-Qualified Option. No option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an option may be exercised only by the optionee.

    The Committee will determine whether options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless, at the time such Incentive Stock Option is granted, the option price is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000.

    The option price must be paid in full at the time of exercise unless otherwise determined by the Committee. Payment must be made in cash, unless an alternative form of payment as provided for in the Plan is expressly approved by the Committee and permitted by law.

It is the policy of the Committee that any taxes required to be withheld must also be paid at the time of exercise. The Committee may also consent to the use of shares of common stock owned by the optionee or deliverable upon exercise to satisfy the minimum withholding tax obligations of the optionee in connection with an exercise.

RESTRICTED STOCK AWARDS

    A Restricted Stock Award is an offer by the Company to sell to an eligible person shares of common stock that are subject to restrictions.
The shares must be purchased by the grantee who receives the award within 30 days after receipt of a Restricted Stock Purchase Agreement. The purchase price shall be at least 85% of the fair market value of such shares. The awards are subject to such restrictions as the Committee may impose, including stock price, market share, sales increases, earnings per share, return on equity, cost reductions or any similar performance measure established by the Committee in writing.

STOCK BONUS AWARDS

    A Stock Bonus Award is an award of shares of common stock for services rendered to the Company, which shall be subject to such terms and conditions as the Committee shall approve. The Committee shall determine the nature, length and starting dates of any period during which performance is to be measured, the performance goals and criteria to be used to measure performance, the number of shares that may be awarded and the extent to which awards have been earned. The earned portion of a Stock Bonus Award may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole shares of common stock, or a combination thereof.
If a participant is terminated during a performance period, the participant shall be entitled to payment only to the extent earned on the date of termination in accordance with the Stock Bonus Award agreement.

AMENDMENT AND TERMINATION

    The Committee may terminate or amend the Plan at any time in any respect, subject to any required stockholder approval or any stockholder approval that the Board may deem to be advisable for any reason such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirement.

FEDERAL INCOME TAX CONSEQUENCES

    Based on the advice of counsel, the Company believes that the normal operation of the Plan should generally have, under the Code and the regulations thereunder, all as in effect on the date of this Proxy Statement, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code or the regulations thereunder that may occur after the date of this Proxy Statement. The following discussion is only a summary; it is not intended to be all-inclusive or to constitute tax advice, and, among other things, does not cover possible state or local tax consequences.
This description may differ from the actual tax consequences of participation in the Plan.

    An employee receiving an option will not recognize taxable income upon the grant of the option, nor will the Company be entitled to any deduction on account of such grant.

    In the case of Non-Qualified Options, the optionee will recognize ordinary income upon the exercise of the Non-Qualified Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. An optionee exercising a Non-Qualified Option is subject to federal income tax withholding on the income recognized as a result of the exercise of the Non-Qualified Option. Such income will include any income attributable to any shares issuable upon exercise that are surrendered, if permitted under the applicable stock option agreement, in order to satisfy the federal income tax withholding requirements.

    Except as provided below, the basis of the shares received by the optionee upon the exercise of a Non-Qualified Option will be the fair market value of the shares on the date of exercise. The optionee's holding period will begin on the day after the date on which the optionee recognizes income with respect to the transfer of such shares, i.e., generally the day after the exercise date. When the optionee disposes of the shares acquired upon exercise of a Non-Qualified Option, the optionee will generally recognize capital gain or loss under the Code rules that govern stock dispositions, assuming the shares are held as capital assets, equal to the difference between (i) the selling price of the shares and
(ii) the sum of the option price and the amount included in his or her income when the Non-Qualified Option was exercised. Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. The use of shares to pay the exercise price of a Non-Qualified Option, if permitted under the applicable stock option agreement, will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the optionee upon such exercise, will be includible in the gross income of the optionee. The optionee's basis in such excess shares will equal the fair market value of such shares on the date of exercise, and the optionee's holding period with respect to such excess shares will begin on the day following the date of exercise.

    Incentive Stock Options granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time, provided the Optionee was an employee of the Company or certain related corporations described in Section 422(a)(2) of the Code during the entire period from the date of grant of the Incentive Stock Option until three months before the date of exercise (increased to 12 months if employment ceased due to total and permanent disability). The employment requirement is waived in the event of the optionee's death. (Of course, in all of these situations, the Incentive Stock Option itself may provide a shorter exercise period after employment ceases than the allowable period under the Code.) However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the optionee's computation of the optionee's alternative minimum tax. The basis of the shares received by the optionee upon exercise of an Incentive Stock Option is the exercise price. The optionee's holding period for such shares begins on the date of exercise.

    If the optionee does not dispose of the shares issued to the optionee upon the exercise of an Incentive Stock Option within one year after such issuance or within two years after the date of the grant of such Incentive Stock Option, whichever is later, then any gain or loss realized by the optionee on a later sale or exchange of such shares generally will be a long-term capital gain or a long-term capital loss equal to the difference between the amount realized upon the disposition and the exercise price, if such shares are otherwise a capital asset in the hands of the optionee.
Any net capital gain (i.e., the excess of the net long-term capital gains for the taxable year over net short-term capital losses for such taxable year) will be taxed at a capital gains rate that depends on how long the shares were held and the optionee's tax bracket. Any net capital loss may be used only to offset up to $3,000 per year of ordinary income (reduced to $1,500 in the case of a married individual filing separately) or carried forward to a subsequent year. If the optionee sells the shares during such period (i.e., within two years after the date of grant of the Incentive Stock Option or within one year after the transfer of the shares to the optionee), the sale will be deemed a "disqualifying disposition." In that event, the optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Incentive Stock Option or the amount realized from the sale exceeded the amount the optionee paid for such shares. In the case of disqualifying dispositions resulting from certain transactions, such as gift or related party transactions, the optionee will realize ordinary income equal to the fair market value of the shares on the date of exercise minus the exercise price. The basis of the shares with respect to which a disqualifying disposition occurs will be increased by the amount included in the optionee's ordinary income. Disqualifying dispositions of shares may also, depending upon the sales price, result in capital gain or loss under the Code rules that govern other stock dispositions, assuming that the shares are held as a capital asset. The tax treatment of such capital gain or loss is summarized above.

    Except as provided below, the use of shares already owned by the optionee to pay the purchase price of an Incentive Stock Option will be treated as a like-kind exchange under Section 1036 of the Code to the extent that the number of shares received on the exercise does not exceed the number of shares surrendered. The optionee will therefore recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares (up to the number of shares surrendered) as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the optionee's basis in such excess shares will equal the amount of cash paid by the optionee upon the exercise of the Incentive Stock Option (if any), and the optionee's holding period with respect to such excess shares will begin on the date such shares are transferred to the optionee. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be deemed a "disqualifying disposition" of the shares used for payment subject to the rules described herein.

    Under current law, any gain realized by an optionee, other than long-term capital gain, is taxable at a maximum federal income tax rate of 39.6%. Under current law, long-term capital gain is taxable at a maximum federal income tax rate of 20%.

    The Company will be entitled to a tax deduction in connection with an option under the Plan in an amount equal to the ordinary income realized by the optionee and at the time such Optionee recognizes such income
(including any ordinary income realized by the optionee upon a "disqualifying disposition" of an Incentive Stock Option described above).

    The grant of a Restricted Stock Award would not result in income for the grantee or in a deduction for federal income tax purposes, assuming the shares transferred are subject to a "substantial risk of forfeiture," as intended by the Company. If there are no such restrictions the grantee would recognize ordinary income in a manner the same as the exercise of a Non-Qualified Option. Dividends paid to the grantee while the shares remained subject to restriction would be treated as compensation for federal income tax purposes. At the time restrictions lapse, the grantee would receive ordinary income and the Company would be entitled to a deduction measured in a manner the same as the exercise of a Non-Qualified Option, and withholding would be required.

    The grant of a Stock Bonus Award would not result in income for the grantee or in a deduction for the Company. Upon receipt of shares or cash by the grantee, the grantee would recognize ordinary income and the Company would be entitled to a deduction measured by the fair market value of the shares plus any cash received, and withholding would be required.

    The foregoing discussion is only a summary of certain of the federal income tax consequences relating to the Plan as in effect on the date of this Proxy Statement. No consideration has been given to the effects of state, local, and other laws (tax or other) upon the

Plan or upon the optionee or Company, which laws will vary depending upon the particular jurisdiction or jurisdictions involved.

VOTE REQUIRED

    Approval of the Plan will require the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention therefore will have the practical effect of voting against adoption of the Plan because it represents one fewer vote for the adoption. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the Plan and will have no effect on the vote.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE PLAN.

           ITEM 4 - APPROVAL OF THE AMENDMENT TO THE COMPANY'S
             ARTICLES OF INCORPORATION TO CHANGE ITS NAME
             FROM "VERTICA SOFTWARE, INC." TO "HAZWEB, INC."

    At the Annual Meeting, the stockholders will be asked to consider and vote upon the amendment of Article 1 of the Company's Articles of Incorporation to change the Company's name from "Vertica Software, Inc." to "Hazweb, Inc."

    If the Amendment is approved by the stockholders of the Company, the Board of Directors intends to prepare and file Articles of Amendment to the Articles of Incorporation of the Company in accordance with the Amendment, which will become effective (the "Effective Date") immediately upon acceptance of the filing by the Secretary of State of the State of Colorado. Although the Board of Directors currently intends to file the Articles of Amendment if the proposal is approved by the stockholders at the Annual Meeting, the resolution of stockholders will reserve to the Board of Directors the right to defer or abandon the proposal and not file such Amendment even if the Amendment has been approved by the stockholders.

    The Amendment has been approved by the Company's directors. The Company's directors believe the Amendment provides a better identity between the Company's name and its online environmental data gathering system and software.

VOTE REQUIRED

    Approval and adoption of the Amendment will require the affirmative vote of the holders of a majority of the shares of Common Stock of the Company outstanding and entitled to vote. For purposes of this matter, therefore, abstentions and broker non-votes will have the effect of negative votes.

    THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE AMENDMENT.

                          STOCKHOLDER PROPOSALS

    Any stockholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 2001 Annual Meeting of Stockholders must deliver such proposal in writing to the Company's Secretary at the Company's principal executive offices at 5801 Christie Avenue, Suite 390, Emeryville, California 94608, not later than July 26, 2001.

    Pursuant to Rule 14a-4(c) of the Exchange Act, if a stockholder who intends to present a proposal at the 2001 Annual Meeting of Stockholders does not notify the Company of such proposal on or before October 9, 2001, then management proxies will be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2001 Annual Meeting, even though there is no discussion of the proposal in the 2001 proxy statement.

                              OTHER MATTERS

    The Board of Directors does not know of any matters to be presented for consideration at the annual meeting other than the matters described in the notice of annual meeting, but if any matters are properly presented, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                   By Order of the Board of Directors,


                                   Hans Nehme,
                                       President and Chief Executive Officer

November 23, 2000

VERTICA SOFTWARE INC.

       ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 15, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Hans Nehme, the proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Vertica Software, Inc. (the "Company") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 5801 Christie Avenue, Suite 390, Emeryville, California 94608, at 10:00 a.m., and at any adjournment, postponement or continuation thereof, as set forth on the reverse side of this proxy card.

PROXY

    You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

o  Please mark your votes as in this example.

This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the nominees for Director and FOR Proposals 2, 3 and 4.

The Board of Directors recommends a vote FOR the nominees for Director and FOR Proposals 2, 3 and 4.


1. Election of Directors
    ___                                  ___
   |___|  FOR all the nominees listed   |___|  WITHOUT AUTHORITY to vote
          below                                for the nominees listed below

   Hans Nehme, Nalini Rajender Frush and William F. Mason
   FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


   -------------------------------------------------------------------------


                                                     FOR   AGAINST  ABSTAIN
                                                     ___     ___     ___
2. Proposal to elect Randolph Scott & Company as    |___|   |___|   |___|
   the independent public accountants for the
   Company for 2000.
                                                    ------------------------

                                                     ___     ___     ___
3. Proposal to approve and adopt the Company's      |___|   |___|   |___|
   2000 Equity Incentive Plan.
                                                    ------------------------

                                                     ___     ___     ___
4. Proposal to approve the amendment to the         |___|   |___|   |___|
   Company's Articles of Incorporation changing
   its name from "Vertica Software, Inc." to
   "Hazweb, Inc."
                                                    ------------------------

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment, postponement or continuation thereof.

    This proxy should be dated, signed by the stockholder exactly as his or her name appears below and returned promptly to Corporate Stock Transfer, 8200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.


                                        -----------------------------------


                                        -----------------------------------
                                                   Signature(s)

                                        Date: _________________, 2000

                           VERTICA SOFTWARE, INC.

                         2000 EQUITY INCENTIVE PLAN

                     As Adopted on ______________, 2000


    1. PURPOSE.  The purpose of the 2000 Equity Incentive Plan (the "Plan")
       -------
of Vertica Software, Inc., a Colorado corporation (the "Company"), is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company (as defined below), by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses (as defined below).

    2. DEFINITIONS.  As used in the Plan, the following terms shall have
       -----------
the following meanings:

       "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control"
(including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

       "AWARD" means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

       "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

       "BOARD" means the Board of Directors of the Company.

       "CODE" means the Internal Revenue Code of 1986, as amended.

       "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is so appointed, the Board.

       "COMPANY" means Vertica Software, Inc., a corporation organized under the laws of the State of Colorado, or any successor corporation.

       "DISABILITY" means a disability, as determined by the Committee, which results in a Participant's termination of employment with the Company and all Affiliates.

       "EFFECTIVE DATE" means the date on which the Plan is adopted by the Board of Directors.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

       "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

           (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

           (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

           (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

           (d) if none of the foregoing is applicable, by the Board of Directors of the Company in its sole discretion.

       "ISO" means an Option that is an incentive stock option, as defined in section 422 of the Code and as described in Section 6 and the Stock Option Agreement.

       "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act.

       "NQSO" means an Option that is not an ISO, as described in Section 6 and the Stock Option Agreement.

       "OPTION" means an award of an option to purchase Shares pursuant to
Section 6.

       "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent

(50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       "PARTICIPANT" means a person who receives an Award under the Plan.

       "PLAN" means this Vertica Software, Inc. 2000 Equity Incentive Plan, as amended from time to time.

       "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 7.

       "SEC" means the Securities and Exchange Commission.

       "SECURITIES ACT" means the Securities Act of 1933, as amended.

       "SHARES" means shares of the Company's Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

       "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

       "STOCK OPTION AGREEMENT" means the Award Agreement that describes the Option.

       "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such claim.

       "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee; provided, however, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

    3. SHARES SUBJECT TO THE PLAN.
       --------------------------

       3.1. NUMBER OF SHARES AVAILABLE.  Subject to Sections 3.2 and 19,
            --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be three million (3,000,000) Shares. Subject to Sections 3.2 and 19, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited; or

(c) are subject to an Award that otherwise terminates without Shares being issued. In any given year, no Participant may receive awards covering more than three million Shares. Such number of Shares shall be adjusted in accordance with Sections 3.2 and 19.



       3.2. ADJUSTMENT OF SHARES.  In the event that the number of
            --------------------
outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided further, that, except as provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class will affect, and no adjustment by reason thereof will be made with respect to, the number or price of Shares subject to an Award.

    4. ELIGIBILITY.  ISOs (as defined in Section 6 below) may be granted
       -----------
only to employees (including officers and directors who are also employees) of the Company, its Parent or Subsidiaries. All other Awards may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

    5. ADMINISTRATION.
       --------------

       5.1. COMMITTEE AUTHORITY.  The Plan shall be administered by the
            -------------------
Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

           (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

           (b) prescribe, amend and rescind rules and regulations relating to the Plan;

           (c) select persons to receive Awards;

           (d) determine the form and terms of Awards;

           (e) determine the number of Shares or other consideration subject to Awards;

           (f) determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

           (g) grant waivers of Plan or Award conditions;

           (h) determine the vesting, exercisability and payment of Awards;

           (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

           (j) determine whether an Award has been earned;

           (k) accelerate the exercisability of any Award; and

           (l) make all other determinations necessary or advisable for the administration of the Plan.

       5.2. COMMITTEE DISCRETION.  Any determination made by the Committee
            --------------------
with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company some or all of its power and authority hereunder; provided, however, that the Committee may not delegate its authority with regard to any matter or action affecting an officer who is subject to Section 16 of the Exchange Act.

       5.3. EXCHANGE ACT REQUIREMENTS.  If the Company is subject to the
            -------------------------
Exchange Act, the Company will take appropriate steps to comply with the non-employee director requirements of Section 16(b) of the Exchange Act, and Rule 16b-3 thereunder, including but not limited to, the appointment by the Board of a Committee consisting of not less than two (2) persons (who are members of the Board), each of whom is a non-employee director.

    6. OPTIONS.  The Committee may grant Options to eligible persons and
       -------
shall determine whether such Options shall be ISOs or NQSOs, the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

       6.1. FORM OF OPTION GRANT.  Each Option granted under the Plan
            --------------------
shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

       6.2. DATE OF GRANT.  The date of grant of an Option shall be the
            -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

       6.3. EXERCISE PERIOD.  Options shall be exercisable within the
            ---------------
times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

       6.4. EXERCISE PRICE.  The Exercise Price shall be determined by the
            --------------
Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO and granted to a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of the Plan.

       6.5. METHOD OF EXERCISE.  Options may be exercised only by delivery
            ------------------
to the principal office of the Company of a written stock option exercise agreement (the "Exercise Agreement"), together with payment in full of the Exercise Price for the number of Shares being purchased. The Exercise Agreement must be in a form approved by the Committee (which need not be the same for each Participant) and must state (a) the number of Shares being purchased, (b) the restrictions imposed on the Shares, if any, and
(c) such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

       6.6. TERMINATION.  Notwithstanding the exercise periods set forth
            -----------
in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

           (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable on the Termination Date,

               (i) with respect to an ISO, no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options; and

              (ii) with respect to a NQSO, no later than six (6) months
                   after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

           (b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of termination due to Disability other than as defined in Section 22(e)(3) of the Code, any ISO that remains exercisable after ninety (90) days after the date of termination shall be deemed a NQSO.

       6.7. LIMITATIONS ON EXERCISE.  The Committee may specify a
            -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided, however, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

       6.8. LIMITATIONS ON ISOs.  The aggregate Fair Market Value
            -------------------
(determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

       6.9. MODIFICATION, EXTENSION OR RENEWAL.  Subject to any required
            ----------------------------------
action by stockholders of the Company, the Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided, however, that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options, without the consent of affected Participants, by forwarding a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise price that would be permitted under Section 6.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

       6.10. NO DISQUALIFICATION.  Notwithstanding any other provision in
             -------------------
the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

    7. RESTRICTED STOCK.  A Restricted Stock Award is an offer by the
       ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

       7.1. FORM OF RESTRICTED STOCK AWARD.  All purchases under a
            ------------------------------
Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

       7.2. PURCHASE PRICE.  The Purchase Price of Shares sold pursuant to
            --------------
a Restricted Stock Award shall be determined by the Committee and shall be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price shall be one hundred percent (110%) of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 9 of the Plan.

       7.3. RESTRICTIONS.  Restricted Stock Awards shall be subject to
            ------------
such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Committee may determine. Restricted Stock Awards that the Committee intends to qualify under Code section 162(m) shall be subject to a performance-based goal. Restrictions on such stock shall lapse based on one or more of the following performance goals: stock price, market share, sales increases, earnings per share, return on equity, cost reductions, or any other similar performance measure established by the Committee. Such performance measures shall be established by the Committee, in writing, no later than the earlier of (a) ninety (90) days after the commencement of the performance period with respect to which the Restricted Stock award is made and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

    8. STOCK BONUSES.
       -------------

       8.1. AWARDS OF STOCK BONUSES.  A Stock Bonus is an award of Shares
            -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan subject to Section 8.2 herein, a Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon such other criteria as the Committee may determine.

       8.2. CODE SECTION 162(M).  A Stock Bonus that the Committee intends
            -------------------
to qualify for the performance-based exception under Code section 162(m) shall only be awarded based upon the attainment of one or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Committee. Such performance measures shall be established by the Committee, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Stock Bonus award is made; and
(b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

       8.3. TERMS OF STOCK BONUSES.  The Committee shall determine the
            ----------------------
number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

       8.4. FORM OF PAYMENT.  The earned portion of a Stock Bonus may be
            ---------------
paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

       8.5. TERMINATION DURING PERFORMANCE PERIOD.  If a Participant is
            -------------------------------------
Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

    9. PAYMENT FOR SHARE PURCHASES.
       ---------------------------

       9.1. PAYMENT.  Payment for Shares purchased pursuant to the Plan
            -------
may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

           (a) by cancellation of indebtedness of the Company to the Participant;

           (b) unless the Committee determines that such method of payment would result in liability to the Participant under Section 16 of the Exchange Act and subject to such other limitations and prohibitions as the Committee shall deem appropriate, by surrender of Shares previously owned by the Participant that have no restriction on their transfer;

           (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares.

           (d) by waiver of compensation due or accrued to Participant for services rendered;

           (e) by tender of property;

           (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               ii) through a "margin" commitment from Participant and an
                   NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

           (g) by any combination of the foregoing.

       9.2. LOAN GUARANTIES.  The Committee may help the Participant pay
            ---------------
for Shares purchased under the Plan by authorizing a guaranty by the Company of a third-party loan to the Participant.

   10. WITHHOLDING TAXES.
       -----------------

       10.1. WITHHOLDING GENERALLY.  Whenever Shares are to be issued in
             ---------------------
satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, FICA, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, FICA, state, and local withholding tax requirements.

       10.2. STOCK WITHHOLDING.  When, under applicable tax laws, a
             -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

           (a) the election must be made on or prior to the applicable Tax
               Date;

           (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

           (c) unless the Stock Option Agreement or Award Agreement specifically provides the Participant with the right to surrender or deliver shares, all elections shall be subject to the prior consent of the Committee;

           (d) if the Participant is an Insider who is subject to Section 16(b) of the Exchange Act, then stock withholding may occur in accordance with the provisions of SEC Rule 16b-3 under the Exchange Act.

           (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

   11. PRIVILEGES OF STOCK OWNERSHIP.
       -----------------------------

       11.1. VOTING AND DIVIDENDS.  No Participant shall have any of the
             --------------------
rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid thereafter with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

       11.2. FINANCIAL STATEMENTS.  The Company shall provide financial
             --------------------
statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

   12. TRANSFERABILITY.  Awards granted under the Plan, and any
       ---------------
interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant (except in the event of the Participant's Disability, in which event the exercise and elections may be made by his legal guardian or representative).

   13. RESTRICTIONS ON SHARES.  At the discretion of the Committee,
       ----------------------
the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.

   14. CERTIFICATES.  All certificates for Shares or other securities
       ------------
delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

   15. ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
       ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to place and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

   16. EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time
       -----------------------------
or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

   17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award shall
       ----------------------------------------------
not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

   18. NO OBLIGATION TO EMPLOY.  Nothing in the Plan or any Award
       -----------------------
granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

   19. CORPORATE TRANSACTIONS.
       ----------------------

       19.1. ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR.  In the
             ------------------------------------------------
event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for
                                                                 ------
the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any), which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

    In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 19.1, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine.

       19.2. OTHER TREATMENT OF AWARDS.  Subject to any greater rights
             -------------------------
granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

       19.3. ASSUMPTION OF AWARDS BY THE COMPANY.  The Company, from time
             -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the
                                                     ------
exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

    20. ADOPTION AND SHAREHOLDER APPROVAL.  The Plan shall become
        ---------------------------------
effective on the Effective Date. The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. On the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and (c) in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded.

   21. TERM OF PLAN.  The Plan will terminate ten (10) years from the
       ------------
Effective Date or, if earlier, the date of shareholder approval of the Plan.

   22. AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time
       --------------------------------
terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rules of any national securities exchange or automated quotation system applicable to the Company.

   23. NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of the Plan
       --------------------------
by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

   24. APPLICATION OF FUNDS.  The proceeds received from the Company
       --------------------
for the sale of Shares pursuant to the exercise of Options and Restricted Stock Awards shall be used for general corporate purposes.

   25. RESERVATION OF SHARES.  During the term of this Plan, the
       ---------------------
Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Company shall use its best efforts to obtain from appropriate regulatory agencies authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain such authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   26. OTHER AGREEMENTS.  The Committee may, from time to time,
       ----------------
require such other agreements in connection with Awards as it, in its sole discretion, deems advisable.

   27. INVALID PROVISIONS.  If any provision of this Plan is found to
       ------------------
be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

   28. APPLICABLE LAW.  This Plan shall be governed by and construed
       --------------
in accordance with the laws of the State of California.